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                                                                    Exhibit 10.2

                                SECOND AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT

         THIS SECOND AMENDMENT (this "Amendment") is made March 28, 2002 by and between GOLDEN EAGLE LEASING, INC., an Arizona corporation ("Borrower"), and WEBSTER BANK, a federally chartered savings bank ("Lender").

                                   Background

         A. Lender has extended a revolving credit loan in the maximum amount of $10,000,000 (the "Loan") to Borrower pursuant to the terms of the Loan and Security Agreement by and between Lender and Borrower dated August 24, 2001 as amended by a First Amendment to Loan and Security Agreement by and between Lender and Borrower dated September 19, 2001 (collectively, the "Loan Agreement").

         B. The Revolving Credit Loan is evidenced by the revolving credit note dated August 24, 2001 in the original principal amount of $10,000,000 (the "Note"). The indebtedness of the Note is secured by Borrower's grant to Lender of a security interest in the Collateral, as such term is defined in the Loan Agreement.

         C. The Loan has been guaranteed by Hypercom Corporation, the Borrower's parent corporation, pursuant to that certain guaranty dated as of August 24, 2001 (the "Guaranty" and together with the Loan Agreement, the Note, and all other documents relating thereto, the "Loan Documents").

         D. Borrower has requested that Lender modify the terms of the Loan Documents to provide for an increase in the Maximum Amount of the Loan from $10,000,000 to $15,000,000.

         E. Lender has agreed to Borrower's request, subject to the terms and conditions contained in this Amendment.

                                    Agreement

         In consideration of the Background, which is incorporated by this reference, other good and valuable consideration, the receipt and sufficiency of which is acknowledged, and the mutual promises and covenants contained in this Amendment, the parties, intending to be bound legally, agree as follows:

         1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

         2. Increase of Maximum Amount.

                  (a) The Maximum Amount set forth in the Transaction Summary forming a part of Recital A of the Loan Agreement is hereby amended to read as follows:

         Maximum Amount: $15,000,000

                  (b) Section 1(cb) of the Loan Agreement is amended to read as follows:

         "Maximum Amount" shall mean the maximum amount of credit to be provided by Lender to or for the benefit of Borrower for aggregate Revolving Credit Advances outstanding at any time, without regard to the Borrowing Base or reserves, which amount, for purposes of this Agreement, is $15,000,000.

         3. Amendment of Definition of Borrowing Base.

                  (a) The Borrowing Base set forth in the Transaction Summary forming a part of Recital A of the Loan Agreement is hereby amended to read as follows:

         Borrowing Base: 65% of the net present value of Borrower's Eligible Lease Receivables for principal balances of up to $10,000,000 and 60% of the net present value of Borrower's Eligible Lease Receivables for principal balances in excess of $10,000,000, all is more fully described in Section 1(i) below.

                  (b) Section 1(i) of the Loan Agreement is amended to read as follows:

         (i) "Borrowing Base, shall mean at any time an amount equal to the sum of the Initial Borrowing Base plus the Over $10,000,000 Borrowing Base, if any. As used herein, "Initial Borrowing Base" shall mean at any time an amount equal to (i) the sum at such time of sixty-five (65%) percent of the present value (as determined by Lender) of Borrowers Eligible Lease Receivables reduced by (ii) the Credit Rating Deficiency Amount, if any, up to a maximum Initial Borrowing Base of $10,000,000. As used herein, "Over $10,000,000 Borrowing Base" shall mean at any time an amount equal to (x) the sum at such time of sixty (60%) percent of the present value (as determined by Lender) of Borrower's remaining Eligible Lease Receivables not utilized in the calculation of the Initial Borrowing Base reduced by (y) the Credit Rating Deficiency Amount pertaining to such Eligible Lease Receivables, if any. To the extent that it is necessary for any purpose (including without limitation, calculation of the Borrowing Base or calculation of the Credit Rating Deficiency Amount) to allocate Eligible Lease Receivables between the Initial Borrowing Base and the Over $10,000,000 Borrowing Base such allocation shall be done by Lender according to the date upon which such Eligible Lease Receivables become part of the Collateral with the earlier Eligible Lease Receivables being


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         allocated to the Initial Borrowing Base to the extent thereof and any remaining Eligible Lease Receivables being allocated to the Over $10,000,000 Borrowing Base, or on such other basis as Lender, in its reasonable discretion, determines appropriate, provided that no such change in method of allocation shall serve to reduce the Borrowing Base as it pertains to any Revolving Loan Advance outstanding at the time of such change. Additionally, Lender may require that any request for a Revolving Credit Advance be divided into a request for two separate Revolving Credit Advances, one within the Initial Borrowing Base and one within the Over $10,000,000 Borrowing Base, and that the Eligible Lease Receivables associated with such request be allocated between the two Revolving Credit Advances in a manner acceptable to Lender in the exercise of its reasonable discretion. Initially Lender may, but shall not be required to, determine the present value of Eligible Lease Receivables by utilizing the Revolving Credit Rate as the discount rate. However, Lender reserves the right at any time to utilize such discount rate and such method of determining present value as Lender, in its sole discretion, determines appropriate.

         4. Amendment to Definition of Credit Rating Deficiency Amount. Section 1(ac) of the Loan Agreement is amended to read as follows:

         (ac) "Credit Rating Deficiency Amount" when determined for the purpose of calculating the Initial Borrowing Base shall mean, at any time an amount equal to the greater of: (a) the amount, if any, by which the aggregate present value (as determined by Lender) of all Eligible Lease Receivables utilized in calculating the Initial Borrowing Base at such time actually owed by Lessees having a Credit Rating of A or B is less than fifty-five percent (55%) of the total aggregate present value (as determined by Lender) of all such Eligible Lease Receivables or (b) the amount, if any, by which the aggregate present value (as determined by Lender) of all such Eligible Lease Receivables actually owed by Lessees having a Credit Rating of A, B or C is less than ninety percent (90%) of the total aggregate present value (as determined by Lender) of all such Eligible Lease Receivables.

         "Credit Rating Deficiency Amount" for the purposes of calculating the Over $10,000,000 Borrowing Base shall mean, at any time, an amount equal to the sum of: (x) the amount, if any, by which the aggregate present value (as determined by Lender) of all Eligible Lease Receivables utilized in calculating the Over $10,000,000 Borrowing Base at such time actually owed by Lessees having a Credit Rating of A or B is less than seventy-five (75%) percent of the total aggregate present value (as determined by Lender) of all such Eligible Lease Receivables plus (y) the aggregate present value (as determined by Lender) of all such Eligible Lease Receivables actually owed by Lessees having a credit rating other than A,B or C.


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         5. Replacement Note.

                  (a) Simultaneously with the execution and delivery of this Amendment, Borrower is executing and delivering to Lender a $15,000,000 Amended and Restated Revolving Credit Note in the form of Exhibit F attached hereto.

                  (b) Borrower shall pay interest on the outstanding principal balance of the Amended and Restated Revolving Credit Note and shall repay the Indebtedness evidenced thereby in accordance with the terms thereof. The Borrower's obligations under the Amended and Restated Revolving Credit Note are and shall continue to be secured by the Collateral.

                  (c) The Amended and Restated Revolving Credit Note shall constitute the Revolving Credit Note under the Loan Agreement for all purposes. Exhibit F attached hereto shall be substituted for and shall constitute for all purposes Exhibit F to the Loan Agreement.

                  (d) Section 1(d)(b) of the Loan Agreement is amended to read as follows:

         (db) Revolving Credit Note shall mean the Promissory Note of Borrower dated March 28, 2002 substantially in the form of Exhibit F.

         6. Representations and Warranties. All of the representations, warranties and covenants contained in the Loan Documents are true and correct on and as of the date hereof.

         7. Conditions Precedent. Lender's obligations hereunder and the increase of the Maximum Amount as described above are subject to the satisfaction as of the date of this Amendment (or, in the case of (a), (d) and (e) below, on or before April 12, 2002) of each of the following conditions precedent which shall be in form, scope and substance satisfactory to Lender and its counsel :

                  (a) Evidence of Corporate Action. Lender shall have received certified copies of all Board of Director resolutions (in form and substance satisfactory to Lender) made by Borrower and Guarantor to authorize the execution, delivery and performance of this Amendment, together with certified copies of Borrower's and Guarantor's Articles of Incorporation and all amendments thereto, certified copies of Borrower's and Guarantor's By-Laws and all amendments thereto, and current Certificates of Good Standing for Borrower and Guarantor, and such other documents as Lender or its counsel may reasonably require.

                  (b) Guarantor's Documents. Lender shall have received a Reaffirmation of Guaranty, duly executed by the Guarantor, in form and substance satisfactory to Lender and its counsel.

                  (c) Commitment Fee. In consideration for entering into this Amendment and increasing the amount of the Loan as described herein, the Borrower has paid to Lender a Commitment Fee of $50,000.

                  (d) Opinion. Lender shall have received a written opinion of counsel to


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Borrower and Guarantor in form and substance satisfactory to Lender and its counsel.

                  (e) Legal Fees. Borrower shall have reimbursed Lender for the legal fees and disbursements of Shipman & Goodwin LLP, counsel to Lender, in connection with the negotiation, review, execution and delivery of all of the documents prepared with respect to the transactions contemplated herein, plus related disbursements.

                  (f) Other Documents. Borrower shall have delivered to Lender such other documents as Lender or its counsel reasonably require.

         8. Reaffirmation of the Obligations. The Borrower acknowledges and reaffirms the Obligations, the Borrower's liability for repayment thereof and all previous grants of collateral by the Borrower to secure the Obligations. The Borrower acknowledges that no setoff, counterclaim or defense exists with respect to the Borrower's liability under the Obligations and that no claim against the Lender exists, and waives its right to raise any such setoff, counterclaim, defense or claim against the Lender arising out of occurrences on or prior to the date hereof.

         9. Loan Documents. Except to the extent explicitly modified by this Amendment or by any document contemplated by, or executed pursuant to the provisions of this Amendment, all of the provisions of the Loan Documents shall remain in full force and effect, including, without limitation, all representations, warranties, negative covenants, affirmative covenants, and events of default. In addition, as of the date hereof, the Borrower represents that the Borrower is in full compliance with all provisions of the Loan Document, and no Event of Default, as specified in the Loan Documents, and no event which, with the giving of notice or passage of time or both, would constitute an Event of Default, has occurred. Any default under any of the Loan Documents shall constitute a default hereunder.

         10. Other.

                  (a) Prejudgment Remedy Waiver. THE BORROWER ACKNOWLEDGES THAT THE TRANSACTIONS TO WHICH THIS AMENDMENT RELATE ARE COMMERCIAL TRANSACTIONS. THE BORROWER HEREBY VOLUNTARILY AND KNOWINGLY WAIVES ITS RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED AND IN EFFECT ON THE DATE HEREOF, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY OR OTHER RIGHT OR REMEDY THAT THE LENDER MAY ELECT TO USE OR OF WHICH IT MAY AVAIL ITSELF. THE BORROWER FURTHER WAIVES, TO THE GREATEST EXTENT PERMITTED BY LAW, THE BENEFITS OF ALL PRESENT AND FUTURE VALUATION, APPRAISEMENT, EXEMPTION, STAY, REDEMPTION AND MORATORIUM LAWS. THE BORROWER FURTHER WAIVES ANY REQUIREMENT THAT LENDER OBTAIN A BOND OR OTHER SIMILAR DEVICE IN CONNECTION WITH THE EXERCISE OF ANY REMEDY OR THE ENFORCEMENT OF ANY RIGHT HEREUNDER.

                  (b) Governing Law. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THE LOAN DOCUMENTS AND THE OBLIGATIONS ARISING UNDER THE LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                  (c) Jury Waiver. THE BORROWER WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AMENDMENT OR UNDER ANY AGREEMENT, INSTRUMENT OR OTHER DOCUMENT CONTEMPLATED HEREBY OR RELATED HERETO AND IN ANY ACTION DIRECTLY OR INDIRECTLY RELATED TO OR CONNECTED WITH THE LOAN PROVIDED FOR HEREIN, OR ANY CONDUCT RELATING TO THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT OF SUCH LOAN OR ARISING FROM THE DEBTOR/CREDITOR RELATIONSHIP OF THE BORROWER AND THE LENDER HERETO. THE BORROWER ACKNOWLEDGES THAT THIS WAIVER MAY DEPRIVE IT OF AN IMPORTANT RIGHT AND THAT SUCH WAIVER HAS KNOWINGLY BEEN AGREED TO BY THE BORROWER.

                            SIGNATURE PAGE TO FOLLOW


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
         The parties hereto have executed this Amendment as of the date first written above.

                                            GOLDEN EAGLE LEASING, INC.

                                            By: /s/ L. Lersner
                                                 Name: Lisa Lersner
                                                 Title: Chief Operating Officer




                                            WEBSTER BANK

                                            By: /s/ Glenn Marx
                                                 Name: Glenn Marx
                                                 Title: Vice President






83772 v.04













                                    EXHIBIT F

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                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$15,000,000                                                March 28, 2002
                                                           Stamford, Connecticut

For value received, the receipt and sufficiency of which are hereby acknowledged, GOLDEN EAGLE LEASING, INC., an Arizona corporation ("Borrower"), hereby promises to pay to the order of WEBSTER BANK, a federally chartered bank ("Lender"), $15,000,000 or such greater or lesser amount as shall be advanced by Lender hereunder from time to time, together with interest on the unpaid balance of such amount from the date of the initial Revolving Credit Advance. This Note is the Revolving Credit Note issued under the Loan and Security Agreement between Borrower and Lender dated August 24, 2001 herewith (said agreement, as previously amended by that certain First Amendment to Loan and Security Agreement dated September 19, 2001, and that certain Second Amendment to Loan and Security Agreement dated March __, 2002 and as the same may be amended, restated or supplemented from time to time, being herein called the "Agreement"). Capitalized terms not defined in this Note shall have the respective meanings assigned to them in the Agreement. This Note is secured by the Agreement, the other Loan Documents and the Collateral, and is entitled to the benefit of the rights and security provided thereby.

         1. Interest Rate. Subject to the terms of the Loan Agreement Interest shall accrue on the unpaid principal balance at:

         (i) a rate per annum (the Revolving LIBOR-Based Rate") equal to the sum of London InterBank Offering Rate available to Lender for U.S. dollar thirty-day deposits, plus four hundred seventy (470) basis points such Revolving LIBOR-Based Rate to be further adjusted to compensate Lender for all applicable reserve requirements imposed upon Lender in respect of LIBOR investments as determined by Lender at the time of such advance and at the end of each successive 30 day period thereafter (each an "Interest Period"). Each such rate shall remain in effect for the entire interest period until redetermined for the next successive interest period; or

                  (ii) a floating rate per annum (the "Revolving Credit Rate") equal to the "Prime Rate" as published in the section of the Wall Street Journal entitled "Money Rates," (the "Wall Street Journal Prime Rate"), plus one and three quarters percent (1.75%). The Revolving Credit Rate will change automatically and immediately as of the date of a change in the Wall Street Journal Prime, without notice to Borrower.

         2. Payments.

                  (a) Commencing April 1, 2002 and on the first day of each subsequent month during the term of this Note, interest only shall be paid in arrears on the daily outstanding principal balance of this Note at the interest rate set forth herein.

                  (b) Payments may be applied first to expenses, if any, then to late charges, if any, then to accrued interest, and then to principal. Following the occurrence of an Event of Default payments may be applied to amounts due hereunder in any manner or order deemed appropriate by Lender.

                  (c) The Entire Note Balance shall be due and payable in full on August 24, 2002 (the "Maturity Date").

         3. Default. Upon the occurrence of any Event of Default which continues uncured beyond the expiration of the applicable grace period, if any, as provided in the Loan Agreement, the outstanding balance of the Borrower's indebtedness to the Lender, including all applicable interest, fees and charges, shall, at the option of the Lender, become immediately due and payable in full without notice or demand and Lender may exercise any and all rights as provided herein, under the Loan Agreement and the other Loan Documents, and as provided by law.

         4. Interest Rate After Default and Late Payment Charges. Notwithstanding any contrary provision in this Note or in any agreement, document or instrument pertaining to this Note, after the occurrence of an Event of Default which continues uncured beyond the expiration of the applicable grace period, if any, as provided in the Loan Agreement, the outstanding principal balance of this Note shall bear interest at a rate per annum three percentage points (3.0%) in excess of the otherwise applicable rate. The Lender may collect a late charge of not greater than five percent (5.0%) of any payment of principal, interest or other amount due to the Lender which is not paid or reimbursed by the Borrower within ten (10) days after the due date thereof to cover the extra expense involved in handling such delinquent payment. Acceptance by the Lender of any late payment without an accompanying late charge shall not be deemed a waiver of the Lender's right to collect such late charge or collect a late charge for any subsequent late payment received.

         5. Prejudgment Remedy Waiver. THE BORROWER ACKNOWLEDGES THAT THE TRANSACTIONS TO WHICH THIS NOTE RELATE ARE COMMERCIAL TRANSACTIONS. THE BORROWER HEREBY VOLUNTARILY AND KNOWINGLY WAIVES ITS RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED AND IN EFFECT ON THE DATE HEREOF, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY OR OTHER RIGHT OR REMEDY THAT THE LENDER MAY ELECT TO USE OR OF WHICH IT MAY AVAIL ITSELF. THE BORROWER FURTHER WAIVES, TO THE GREATEST EXTENT PERMITTED BY LAW, THE BENEFITS OF ALL PRESENT AND FUTURE VALUATION, APPRAISEMENT, EXEMPTION, STAY, REDEMPTION AND MORATORIUM LAWS. THE BORROWER FURTHER WAIVES ANY REQUIREMENT THAT LENDER OBTAIN A BOND OR OTHER SIMILAR DEVICE IN CONNECTION WITH THE EXERCISE OF ANY REMEDY OR THE ENFORCEMENT OF ANY RIGHT HEREUNDER.

         6. Additional Waivers. BORROWER AND ALL GUARANTORS AND ENDORSERS HEREOF HEREBY WAIVE PRESENTMENT, DEMAND, NOTICE OF DISHONOR, PROTEST AND NOTICE OF PROTEST. No extension of time for payment or delay in enforcement hereof nor any renewal of this Note or substitution or release of any collateral or mortgage or release of any party, with or without notice, shall release the obligation of any borrower, guarantor, endorser or other accommodation party to the Lender, or shall operate as a waiver of any of the rights of the Lender. No delay by the Lender in exercising any of the rights it may have hereunder shall not operate as a waiver of any rights the Lender might have, and any waiver granted for one occasion shall operate as a waiver in the event of any subsequent default.

         7. Governing Law. The provisions of this Note shall be governed by the substantive law of the State of Connecticut.

         8. Jurisdiction and Venue. Any action or proceeding to enforce or defend any rights under this Note or under any agreement, instrument or other document contemplated hereby or related hereto; directly or indirectly related to or connected with the loan contemplated by this Note or the negotiation, administration or enforcement thereof; or arising from the debtor/creditor relationship of the Borrower and the Lender shall be brought only in the Superior Court of Connecticut or the United States District Court for the District of Connecticut. The Borrower agrees that any proceeding instituted in either of such courts shall be of proper venue, and waives any right to challenge the venue of such courts or to seek the transfer or relocation of any such proceeding for any reasons. The Borrower further agrees that such courts shall have personal jurisdiction over the Borrower and that any and all pleadings, summons, motions and other process in such proceeding shall be fully and effectively served when transmitted by United States Mail (registered or certified), postage and registry fees prepaid. Any judgment or decree obtained in any such action or proceeding may be filed or enforced in any other appropriate court.

         9. Jury Waiver. THE BORROWER WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS NOTE OR UNDER ANY AGREEMENT, INSTRUMENT OR OTHER DOCUMENT CONTEMPLATED HEREBY OR RELATED HERETO AND IN ANY ACTION DIRECTLY OR INDIRECTLY RELATED TO OR CONNECTED WITH THE LOAN PROVIDED FOR HEREIN, OR ANY CONDUCT RELATING TO THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT OF SUCH LOAN OR ARISING FROM THE DEBTOR/CREDITOR RELATIONSHIP OF THE BORROWER AND THE LENDER HERETO. THE BORROWER ACKNOWLEDGES THAT THIS WAIVER MAY DEPRIVE IT OF AN IMPORTANT RIGHT AND THAT SUCH WAIVER HAS KNOWINGLY BEEN AGREED TO BY THE BORROWER.

         10. Restated Note. This Note constitutes the restatement, reaffirmation and modification of that certain Revolving Credit Note dated August 24, 2001 from Borrower in favor of Lender in the original principal amount of $10,000,000.00 (the "Existing Note"). This Note does not release the obligations of Borrower or any maker, guarantor or other obligated party under the Existing Note or constitute a novation of any obligation thereunder.

         IN WITNESS WHEREOF, the undersigned has caused this Note to be signed as of the date first written above.

                                       GOLDEN EAGLE LEASING, INC.

                                       By: /s/ L. Lersner
                                       TITLE: Chief Operating Officer


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